Exhibit 99.2

PBF Logistics LP Announces Closing of Initial Public Offering

PARSIPPANY, NJ – May 14, 2014 – PBF Logistics LP (NYSE: PBFX, “PBF Logistics”), a limited partnership formed by subsidiaries of PBF Energy Inc. (NYSE: PBF, “PBF Energy”), today announced that it has completed its initial public offering of 15,812,500 common units representing limited partner interests, at $23.00 per unit, pursuant to a Registration Statement on Form S-1 previously filed with the U.S. Securities and Exchange Commission (“SEC”). The number of units issued at closing included 2,062,500 common units issued pursuant to full exercise of the underwriters option to purchase additional common units. The common units are traded on the New York Stock Exchange under the symbol “PBFX.”

Net proceeds received by PBF Logistics from the sale of the 15,812,500 common units totaled approximately $341.0 million, after deducting the underwriting discount and structuring fee, but before taking into account estimated offering expenses. As of the closing of the offering, the public owns a 49.8% limited partner interest in PBF Logistics. PBF Energy, through certain of its subsidiaries, owns the remaining limited partner interests in PBF Logistics, the non-economic general partner interest and all of the incentive distribution rights.

Barclays and UBS Investment Bank served as joint bookrunners and structuring agents of the offering. Citigroup, Credit Suisse, Deutsche Bank Securities, Morgan Stanley and Wells Fargo Securities served as joint bookrunners of the offering.

A registration statement on Form S-1 relating to these units has been filed with, and declared effective by, the SEC. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of common units will be made only by means of a prospectus. Copies of the final prospectus related to the offering may be accessed through the SEC’s website at http://www.sec.gov, or obtained from the offices listed below:

Barclays

Attention: Prospectus Department

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

Toll-free number: (888) 603-5847

Email: Barclaysprospectus@broadridge.com

UBS Investment Bank

Attention: Prospectus Department

299 Park Avenue

New York, NY 10171

Toll-free number: (888) 827-7275

Citigroup

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

Toll-free number: (800) 831-9146

Email: batprospectusdept@citi.com

Credit Suisse

c/o Prospectus Department

One Madison Avenue, Level B1

New York, NY 10010

Toll-free number: (800) 221-1037

Email: Newyork.prospectus@credit-suisse.com

Deutsche Bank Securities

Attention: Prospectus Group

60 Wall Street

New York, NY 10005-2836

Toll-free number: (800) 503-4611

Email: prospectus.CPDG@db.com

Morgan Stanley

Attention: Prospectus Dept.

180 Varick Street, 2nd floor

New York, NY 10014

Wells Fargo Securities

Attention: Equity Syndicate Dept.

375 Park Ave.

New York, NY 10152

Toll-free number: (800) 326-5897

Email: cmclientsupport@wellsfargo.com

PBF Logistics LP

PBF Logistics LP, headquartered in Parsippany, New Jersey, is a fee-based, growth-oriented master limited partnership formed by PBF Energy to own or lease, operate, develop and acquire crude oil and refined petroleum products, terminals, pipelines, storage facilities and similar logistics assets.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements (as that term is defined under the federal securities laws) made by the company and its management. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties, including the inability to complete the initial public offering of PBF Logistics, risks relating to the securities markets generally, the impact of adverse market conditions impacting PBF Energy’s and/or PBF Logistics’ logistics and other assets and other risks inherent in PBF Energy’s and PBF Logistics’ business. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see PBF Energy’s annual reports on Form 10-K and quarterly reports on Form 10-Q and the registration statement on Form S-1 filed by PBF

Logistics with the Securities and Exchange Commission. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. Neither PBF Energy nor PBF Logistics assumes any responsibility or obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information after such date.

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Contacts:

Colin Murray (investors)

ir@pbfenergy.com

Tel: 973.455.7578

Michael C. Karlovich (media)

mediarelations@pbfenergy.com

Tel: 973.455.8994